United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 10, 2023

Pineapple Energy Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address of Principal Executive Offices)	(Zip Code)

(952) 996-1674

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	PEGY	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Change in Registrant's Certifying Accountant

Previous Independent Registered Public Accounting Firm

As previously reported on a Form 8-K filed with the Securities and Exchange Commission (the "SEC") on May 3, 2023 by Pineapple Energy Inc. (the "Company"), the Company's former independent accountant, Baker Tilly US, LLP ("Baker Tilly"), resigned as the Company's independent registered public accounting firm, effective April 28, 2023. Baker Tilly was then engaged by the Company to complete the review of the Company's unaudited condensed consolidated financial statements for the fiscal quarter ended March 31, 2023. As reported on a Form 8-K/A filed with the SEC on May 17, 2023, Baker Tilly completed its review of the Company's unaudited consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023.

The Company subsequently engaged Baker Tilly to review the Company's unaudited condensed consolidated financial statements for the fiscal quarter ended June 30, 2023, under an engagement letter executed by the Company on August 10, 2023. Baker Tilly has completed its review of the Company's unaudited consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, which was filed with the SEC on August 14, 2023 (the "Form 10-Q").

In connection with Baker Tilly's review of the financial statements in the Form 10-Q, there were: (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K ("Regulation S-K") under the Securities and Exchange Act of 1934, as amended) between the Company and Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Baker Tilly's satisfaction, would have caused Baker Tilly to make reference to the subject matter of the disagreement in connection with its reports; and (ii) no "reportable event" (as described in Item 304(a)(1)(v) of Regulation S-K).

Pursuant to Item 304(a)(3) of Regulation S-K, the Company provided Baker Tilly with a copy of the disclosures it is making in this report and requested that Baker Tilly furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of Baker Tilly's letter dated August 14, 2023 is attached as Exhibit 16.1 to this report.

New Independent Registered Public Accounting Firm

On August 10, 2023 (the "Engagement Date"), the Company engaged UHY LLP ("UHY") as its independent registered public accounting firm for the Company's fiscal year ending December 31, 2023 and for the fiscal quarter ended September 30, 2023. The decision to engage UHY as the Company's independent registered public accounting firm was approved by the Audit Committee of the Board of Directors (the "Audit Committee").

During the years ended December 31, 2022 and 2021, and through the Engagement Date, neither the Company, nor anyone on its behalf, consulted UHY regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report was provided to the Company or oral advice was provided that UHY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any "reportable event" (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description of Exhibit

16.1	Letter from Baker Tilly US, LLP, dated August 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PINEAPPLE ENERGY INC.

	By:	/s/ Kyle J. Udseth
Kyle J. Udseth, Chief Executive Officer

Date: August 15, 2023